RESTRUCTURING	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
RESTRUCTURING
Restructuring
In November 2008, the Company announced the closure of its Hammonton, New Jersey and Phoenix, Arizona window and door manufacturing facilities. During December 2008, production began to shift to other locations and production ceased at Hammonton and Phoenix during 2009. By shifting production to other facilities within the Company, the closures reduced costs and increased operating efficiencies. Total costs were approximately $5.4 million, including approximately $1.0 million for personnel-related costs and approximately $4.4 million in other facilities-related costs, which include approximately $4.0 million in lease costs.
On April 2, 2009, the Company announced that it would consolidate production across several of its manufacturing facilities improving the Company’s overall operating efficiency. The Company’s plans included shifting the majority of the production from its Kearney, Missouri facility to its other three vinyl siding manufacturing facilities. The Company continued to operate the Kearney,
Missouri facility on a limited basis until the housing began market recovering. The Company also closed its Tupelo, Mississippi window and door manufacturing facility. In addition, the Company consolidated certain of the vinyl lineal production to its Rocky Mount, Virginia facility and realigned production of its west coast window and door facilities at Sacramento, California and Auburn, Washington to better serve customers and improve overall operating efficiency. In connection with the April 2, 2009 announcement, the Company incurred pre-tax exit and restructuring costs, all of which were cash charges, of approximately $2.0 million, including approximately $0.9 million for personnel-related costs, approximately $0.1 million for contract termination costs, and approximately $1.0 million in other facilities-related costs.
The Company recorded restructuring costs in selling, general and administrative expenses in the years and segments shown in the following table:

	For the year ended December 31,
(amounts in thousands)	2,012,000	2,011,000	2,010,000
Siding, Fencing and Stone	$—	—	$112
Windows and Doors	—	—	102
	$—	—	$214

The Company also recorded in its Windows and Doors segment interest expense related to lease termination costs of approximately $111,000 for the year ended December 31, 2010.